Convertible Redeemable Preferred Stock and Stockholders' Equity (Details) - Schedule of Valuation of the Contingent Warrant Liability - Private Placement [Member] - $ / shares	Dec. 31, 2022	Aug. 11, 2022
Schedule of Valuation of the Contingent Warrant Liability [Line Items]
Exercise price (in Dollars per share)	$ 3.3938	$ 3.3938
Term (years)	4 years 7 months 9 days	5 years
Expected stock price volatility	120.80%	127.80%
Risk-free rate of interest	4.03%	2.98%